EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
26-Nov-07                                                                                                                  30-Nov-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                            Period #
26-Dec-07                                         ------------------------------                                                  33

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
Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $292,738,403
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $10,283,147
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000                 $0
     Class A-4 Notes                                                     $264,507,000       $250,080,256
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $313,377,176
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $14,081,059
           Receipts of Pre-Paid Principal                                  $6,072,587
           Liquidation Proceeds                                              $203,464
           Principal Balance Allocable to Gross Charge-offs                  $281,663
        Total Principal Reduction                                         $20,638,773

        Interest Collections
           Receipts of Interest                                            $1,038,540
           Servicer Advances                                                  $21,350
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $49,398
           Net Investment Earnings                                            $27,015
        Total Interest Collections                                         $1,136,304

     Total Collections                                                    $21,493,414

     Ending Receivables Outstanding                                      $292,738,403

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $667,962
     Current Period Servicer Advance                                          $21,350
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $689,312

Collection Account
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     Deposits to Collection Account                                       $21,493,414

     Distribution Amounts Due
        Servicing Fees Due                                                   $261,148
        Class A Noteholder Interest Distribution Due                         $961,192
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $19,708,921
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $261,148
        Amounts Deposited into Note Distribution Account                  $20,789,630
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $442,637
     Total Distributions from Collection Account                          $21,493,414

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $442,637
     Total Excess Funds Released to the Depositor                            $442,637

Note Distribution Account
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     Amount Deposited from the Collection Account                         $20,789,630
     Interest Distribution to Noteholders                                  $1,080,709
     Principal Distribution to Noteholders                                $19,708,921
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $20,789,630

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                          $17,783              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                       $5,282,177                 $0     $1,000.00         0.00%
     Class A-4 Notes                                                      $14,426,744       $250,080,256        $54.54        94.55%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       28,582             27,762
     Weighted Average Remaining Term                                            22.80              21.89
     Weighted Average Annual Percentage Rate                                    4.15%              4.15%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $260,949,078             89.14%
        1-29 days                                                         $23,736,743              8.11%
        30-59 days                                                         $5,458,104              1.86%
        60-89 days                                                         $1,529,439              0.52%
        90-119 days                                                          $394,002              0.13%
        120+ days                                                            $671,038              0.23%
        Total                                                            $292,738,403            100.00%
        Delinquent Receivables +30 days past due                           $8,052,582              2.75%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $281,663
        Recoveries for Current Period                                         $49,398
        Net Write-Offs for Current Period                                    $232,265

        Cumulative Realized Losses                                         $8,303,146


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,139,012                 56
        Ending Period Repossessed Receivables Balance                        $980,959                 51
        Principal Balance of 90+ Day Repossessed Vehicles                     $15,439                  1


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $11,212,999
     Beginning Period Amount                                              $11,212,999
     Current Distribution Date Required Amount                            $10,283,147
     Current Period Release                                                  $929,852
     Ending Period Amount                                                 $10,283,147
     Next Distribution Date Required Amount                                $9,393,751

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $27,015
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                                       $0
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                        $0
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